QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2(c)

CompuCredit Corporation

2004 RESTRICTED STOCK PLAN

ARTICLE I

Purpose of the Plan and Definitions

        1.1   Purpose. The purpose of this Restricted Stock Plan is to maximize the long-term success of CompuCredit Corporation (the "Company"), and its affiliates, to ensure a balanced emphasis on both current and long-term performance and to enhance participants' identification with growth in shareholder value by providing financial incentives to selected members of its and its affiliates' boards of directors, employees, consultants and advisers who are in positions to make significant contributions toward that success. It is intended that the Company will, through the grant of Restricted Stock, attract and retain (and allow its affiliates to attract and retain) highly qualified and competent employees and directors and motivate such employees and directors to exert their best efforts on behalf of the Company and its affiliates.

        1.2   Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan:

          (a)   "Board of Directors" means the Board of Directors of the Company.

          (b)   "Code" means the Internal Revenue Code of 1986, as amended.

          (c)   "Committee" means the Compensation Committee of the Board of Directors, which shall be composed solely of two or more "outside directors" within the meaning of Code Section 162(m)(4)(C)(i).

          (d)   "Common Stock" means the Common Stock of the Company, no par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section 3.1 hereof.

          (e)   "Company" means the Company and any affiliates of the Company, including affiliates of the Company which become such after adoption of this Plan.

          (f)    "Fair Market Value" of a share of Common Stock on a specified date means:

              (i)  if the Common Stock is then traded on a national securities exchange or quoted on the NASDAQ National Market System, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded or on the NASDAQ National Market System, as the case may be; or

             (ii)  if the Common Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

          (g)   "Grantee" means the person to whom shares of Restricted Stock are granted by the Committee pursuant to the Plan.

          (h)   "Plan" means the CompuCredit Corporation 2004 Restricted Stock Plan, as set forth herein and as amended from time to time.

          (i)    "Restricted Stock" means Common Stock granted by the Committee pursuant to Article II and subject to the restrictions set forth in the Plan.

          (j)    "Restricted Stock Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted Restricted Stock pursuant to the Plan. Restricted

  Stock Agreements need not be identical to other Restricted Stock Agreements, either in form or substance, and need only conform to the terms and conditions of the Plan.

        1.3   Limitations on Shares Subject to Plan.

          (a)   The maximum number of shares of Restricted Stock that may be granted pursuant to the Plan shall not exceed a total of 1,200,000 shares in the aggregate, subject to possible adjustment in accordance with Section 3.1.

          (b)   The maximum number of shares of Restricted Stock that may be granted pursuant to the Plan to any one individual shall be 500,000 shares during any calendar year.

          (c)   Any shares of Restricted Stock to be delivered by the Company upon a grant pursuant to the Plan shall, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

        1.4   Administration of the Plan.

          (a)   The Plan shall be administered by the Committee, which shall have the authority:

              (i)  To determine the directors, employees, consultants and advisers of the Company to whom, and the times at which, Restricted Stock shall be granted to any Grantee, and the number of shares of Restricted Stock to be granted, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Committee in its discretion may deem relevant;

             (ii)  To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

            (iii)  To prescribe the terms and conditions of the Restricted Stock Agreements for the grant of Restricted Stock (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan;

            (iv)  To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner; and

             (v)  To delegate its authority hereunder to a subcommittee or to management to the extent not inconsistent with the terms hereof or applicable law.

          (b)   All decisions and determinations of the Committee in the administration of the Plan and on other matters concerning the Plan or Restricted Stock shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in Restricted Stock. The Committee shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

          (c)   Except to the extent prohibited by applicable law or the applicable rules of the NASDAQ National Market System, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        1.5   Eligibility for Awards. The Committee shall in accordance with Article II designate from time to time the directors, employees, consultants and advisers of the Company who are to be granted Restricted Stock.

        1.6   Effective Date and Duration of Plan. Subject to the approval of the shareholders of the Company at the Company's 2004 annual meeting of its shareholders, the Plan shall become effective on the date of its adoption by the Board of Directors; provided, however, that to the extent that Restricted

Stock is granted under the Plan prior to its approval by the shareholders of the Company, the grants of Restricted Stock shall be contingent on approval by the shareholders at such annual meeting. Unless previously terminated by the Board of Directors, the Plan (but not any grants then outstanding or the terms thereof) shall terminate on the tenth anniversary of its adoption by the Board of Directors.

ARTICLE II

Restricted Stock Grants

        2.1   Grant of Restricted Stock. The Committee may from time to time, subject to the provisions of the Plan, grant Restricted Stock to directors, employees, consultants and advisers of the Company under appropriate Restricted Stock Agreements up to the aggregate number of shares of Common Stock set forth in Section 1.3(a). Restricted Stock may be granted pursuant to this Plan with no purchase price or may be sold to a Grantee with a purchase price of less than Fair Market Value. The purchase price, if any, shall be determined by the Committee.

        2.2   Rights with Respect to Shares. A Grantee to whom a grant is made pursuant to this Plan shall have all the rights of ownership with respect to such Restricted Stock, including the right to vote the same and receive any dividends paid thereon, subject, however, to the terms, conditions, and restrictions contained in this Plan and in the applicable Restricted Stock Agreement.

        2.3   Restricted Stock Requirements.

          (a)   A grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement specifying the number of shares of Restricted Stock to be granted and containing such other terms and conditions consistent with the Plan as the Committee may determine to be applicable to that grant of Restricted Stock.

          (b)   No Restricted Stock shall be granted under the Plan on or after the tenth anniversary of the date upon which the Plan was adopted by the Board of Directors.

          (c)   The Committee may provide in the Restricted Stock Agreement for vesting periods which require the passage of time and/or the occurrence of events in order for the Restricted Stock to vest and become no longer subject to forfeiture. The Committee may provide for acceleration of vesting upon events which may include, but are not limited to, death or disability of a Grantee or change in control of the Company or related entities.

          (d)   Prior to vesting, Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, except that shares of Restricted Stock may be transferred if the transfer is approved in advance in writing by the Committee or Board of Directors in their sole discretion and if such transfer is, for no consideration, to or for the benefit of the Grantee's Immediate Family (including, without limitation, to a trust for the benefit of the Grantee's Immediate Family or to a partnership or limited liability company for one or more members of the Grantee's Immediate Family). For this purpose, "Immediate Family" shall mean the Grantee, and the Grantee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren. Unless transferred with approval as provided in the preceding sentences, Restricted Stock shall not be transferable prior to vesting.

          (e)   Upon a grant of Restricted Stock, the Company shall deliver to the Grantee a certificate evidencing such shares of stock and such certificate shall be imprinted with an appropriate legend referring to or setting forth the applicable restrictions to which the shares of stock represented by such certificate are subject. Upon the vesting of such shares, the Company shall, at the Grantee's request and upon surrender of the original certificate, provide the Grantee with a new certificate with such legend removed.

          (f)    The Committee may provide in the Restricted Stock Agreement for forfeiture of the Restricted Stock granted to a Grantee pursuant to the Plan upon termination of the Grantee's membership on the Board of Directors, termination of the Grantee's employment with the

  Company, or nonperformance of performance goals established by the Committee. The Committee may provide for rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid upon the occurrence of any of the events specified in the preceding sentence. In the event that the Committee has provided for forfeiture or reacquisition rights, notwithstanding the provisions of Section 2.3(e), the Committee may require the Grantee to deposit with the Company the certificate together with an executed blank stock power.

          (g)   The Committee may require the Grantee in the Restricted Stock Agreement to represent that he or she intends to acquire Restricted Stock for investment purposes only and not for resale or distribution.

ARTICLE III

General Provisions

        3.1   Adjustment Provisions.

          (a)   In the event of:

              (i)  payment of a stock dividend in respect of Restricted Stock or Common Stock; or

             (ii)  any recapitalization, reclassification, split-up or consolidation of or other change in the Restricted Stock or Common Stock; or

            (iii)  any exchange of the outstanding shares of Restricted Stock or Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

then the Committee shall, in such manner as it may determine in its sole discretion, appropriately adjust the number and class of shares of Restricted Stock issued or issuable pursuant to the Plan. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Restricted Stock which may be granted under the Plan.

          (b)   Any shares of Restricted Stock received by a Grantee as a result of an adjustment made pursuant to Section 3.1(a) shall have the same status, be subject to the same restrictions and bear the same legend, if any, as the shares of Restricted Stock received pursuant to the original grant.

          (c)   Except as provided above in subparagraph (a) of this Section 3.1, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Restricted Stock.

        3.2   Additional Conditions. Any shares of Restricted Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose.

        3.3   No Rights to Employment; No Rights to Remain a Director. A grant of Restricted Stock shall not confer upon any Grantee any rights to employment, any rights to remain a director, or any other relationship with the Company (except as set forth herein), including without limitation any right to continue in the employ of the Company, nor affect (i) the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause or (ii) the right of the Board of Directors or the Company's stockholders to remove a Grantee from the Board of Directors.

        3.4   Legal Restrictions. If in the opinion of legal counsel for the Company the issuance or sale of any shares of Restricted Stock would not be lawful for any reason, including (but not by way of limitation) the inability or failure of the Company to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, the Company shall not be obligated to issue or sell any Restricted Stock to a Grantee or any other authorized person unless the Company receives evidence satisfactory to its legal counsel that the issuance and sale of the shares would not constitute a violation of any applicable securities laws. The Company shall in no event be obligated to take any action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

        3.5   Rights Unaffected. The existence of Restricted Stock shall not affect: the right or power of the Company and its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

        3.6   Withholding Taxes. As a condition to the grant of Restricted Stock, the Company may in its sole discretion withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant of Restricted Stock.

        3.7   Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

        3.8   Amendment, Suspension and Termination of Plan. The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable.

        3.9   Headings. The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.

QuickLinks

CompuCredit Corporation 2004 RESTRICTED STOCK PLAN